UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 20, 2007

Wise Metals Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117622	52-2160047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

857 Elkridge Road, Suite 600

Linthicum, Maryland 210908

(Address of principal executive offices)

(410) 636-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 14, 2007, Wise Metals Group LLC (the “Company”) filed Form 12b-25 with the Securities and Exchange Commission indicating that the Company would be unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the “Form 10-Q”) by November 14, 2007. The Company’s disclosure in Part III - Narrative of that Form 12b-25 regarding the reason it was unable to file the Form 10-Q by November 14, 2007 is hereby replaced in its entirety by the following paragraph.

The Company is unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2007 by November 19, 2007. The reason for the delay is that the Company is in the process of considering whether the accounting presentation of our defined benefit plan and the amount of our LIFO reserve have been appropriately reflected on the Company’s financial statements as of and for the year ended December 31, 2006 and for the quarters ended March 31, 2007 and June 30, 2007. The Company is in the process of evaluating to determine if adjustment to previously issued financial statements is needed. It is possible that additional adjustments to prior period financial statements may be identified as the Company completes its review. The adjustments, if any, may result in the restatement of prior period financial statements.

As previously discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, the Company identified a material weakness in its internal control over financial reporting because the Company has not maintained sufficient staff with appropriate training in US GAAP and SEC financial rules and regulations. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Despite making progress during the first three quarters of 2007, the Company’s remedial actions are ongoing and not yet complete. Therefore, the material weakness identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 has not been remediated as of September 30, 2007.

As the Company finalizes its review of these accounting items, additional material weaknesses may be identified. The Company’s review is ongoing, but the Company expects to be able to file its Form 10-Q as soon as practical.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISE METALS GROUP LLC
By:	/s/ Kenneth R. Stastny
Name:	Kenneth R. Stastny
Title:	Chief Financial Officer

Date: November 20, 2007